STOCK PURCHASE AGREEMENT

        THIS AGREEMENT (the "Agreement") by and between Tasty Fries, Inc., a Nevada corporation, located at 650 Sentry Parkway, Suite One, Blue Bell, Pennsylvania 19422, (hereinafter referred to as "Seller") and Whetstone Ventures Corporation, Inc., a Pennsylvania corporation, located at 11 Waterfront Estates, Estates Drive, Lancaster, Pennsylvania 17602 (hereinafter referred to as "Buyer") this 30 day of April, 1996.

        A.     SECURITIES TO BE PURCHASED:  An aggregate of 25,000,000 shares of the Company's restricted common
                                            stock, $.01 par value (the
                                            "Common Stock").

        B.     PURCHASE PRICE:              $1,250,000.00 ($.05 per share)

        C.     FIRST CLOSING DATE:          April 30, 1996

                               W I T N E S S E T H

        WHEREAS, the Seller desires to sell and the Buyer desires to purchase 25,000,000 shares of restricted Common Stock of Seller (the "Stock") on the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the mutual covenants, representations, warranties and conditions hereinafter set forth, the parties agree as follows:

         1.    SECURITIES TO BE PURCHASED

               A.     NUMBER OF SHARES.  Buyer shall purchase from Seller
Twenty Five Million (25,000,000) shares of restricted Common Stock (the "Stock") of Tasty Fries, Inc., a Nevada corporation (hereinafter referred to as the "Seller" or the "Company").

               B. RESTRICTION; SUBSEQUENT REGISTRATION; LOCK-UP. Buyer agrees that the Stock issued by Seller will be restricted as to transferability under the Securities Act of 1933, as amended (the "Securities Act"). Seller agrees to register the Stock by filing an appropriate registration statement (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") within sixty (60) days from the date of purchase of all 25,000,000 shares of Stock. In connection with the registration of the Stock, Buyer hereby agrees not to sell such Stock for a period of sixty (60) days from the date the Registration Statement is declared effective by the SEC (the "Lock-Up").

         2.    PURCHASE PRICE

               The total purchase price of the Stock is One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) in United States currency payable by Buyer in two installments of Five Hundred Thousand Dollars ($500,000) at the First Closing (as defined below) and Seven Hundred Fifty Thousand Dollars ($750,000) at the Second Closing (as defined below), each in the form of a certified bank check or wire transfer into the Seller's bank account.

         3.    PAYMENT

               A. On the date of the First Closing of this Agreement (the "First Closing"), Buyer shall pay Seller the first installment of Five Hundred Thousand Dollars ($500,000.00), as set forth in Paragraph 2 herein.

               B. The balance of Seven Hundred Fifty Thousand Dollars ($750,000.00) shall be paid in a second installment, as set forth in Paragraph 2, on or before thirty (30) days from the date of First Closing (the "Second Closing").

         4.    FIRST AND SECOND CLOSING

               A. LOCATION. The First Closing shall take place at the Seller's executive offices, 650 Sentry Parkway, Suite One, Blue Bell, Pennsylvania 19422 at 11:00 a.m. or at such other time and place as shall be mutually agreeable to the parties. The Second Closing shall occur at such time and place and in such manner as Seller and Buyer may mutually agree.

               B.     DELIVERY OF STOCK CERTIFICATES

                       (i) At the First Closing, Seller shall deliver to Buyer, free and clear of all encumbrances except for the Securities Act restrictive legend as described in Paragraph 1.B. herein, certificate(s) for the Stock (as set forth in Paragraph 1) in the aggregate amount of 10,000,000 shares of Stock and a corporate resolution authorizing the sale and transfer of such 10,000,000 shares of Stock to Buyer upon receipt of the first installment of the Purchase Price from Buyer in accordance with Paragraphs 2 and 3.A. herein.

                       (ii) Upon the Second Closing, Seller shall deliver to Buyer, free and clear of all encumbrances except for the Securities Act restrictive legend as described in Paragraph 1.B. herein, certificate(s) for the Stock (as set forth in Paragraph 1) in the amount of 15,000,000 shares of Stock and a corporate resolution authorizing the sale and transfer of such 15,000,000 shares of Stock upon receipt of the second installment of the Purchase Price from Buyer in accordance with Paragraphs 2 and 3.A. herein.

                C. SIMULTANEOUS TRANSACTIONS. All transactions at the First Closing and at the Second Closing shall be considered to take place simultaneously. No delivery shall be considered to be made until all transactions are consummated in accordance with this Agreement.

         5.    DELIVERY AT FIRST AND SECOND CLOSING

               A. The documents set forth below shall be delivered by Seller to Buyer:

                       (i) Stock certificate(s) for an aggregate of 10,000,000 shares of Stock at the First Closing and 15,000,000 shares of Stock at the Second Closing as required by Paragraph 4.B. herein.

                       (ii) A corporate resolution at each of the First and Second Closing as required by Paragraph 4.B. herein.

               B.     The Buyer shall deliver to Seller:

                       (i) A bank check or written evidence of wire transfer, which such wire shall have actually been received by Seller, in the aggregate amount of $500,000.00 at the First Closing and in the aggregate amount of $750,000.00 at the Second Closing.

               C. Fully executed copies of this Agreement and the Subscription Agreement attached hereto and made a part hereof shall be delivered to each of the Seller and Buyer at the First Closing.

         6.    REPRESENTATIONS AND WARRANTIES OF SELLER

               A.     Seller hereby represents and warrants as follows:

                      (a) ORGANIZATION; RIGHT TO SELL. Seller is a corporation duly incorporated and validly existing in the State of Nevada and its status is active. Seller has all necessary capacity and authority to execute this Agreement, to sell the Stock to Buyer and to carry out its obligations hereunder. The undersigned, Edward C. Kelly, President of the Company, is an authorized agent of the Company empowered by the Board of Directors of the Company to enter into and bind the Seller to the terms and conditions of this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of Seller.

                      (b) STOCK OWNERSHIP. Seller is the sole beneficial owner of the Stock, all of which is free and clear of any liens or encumbrances except being subject to the rules and regulations relating to transferability under the Securities Act.

                      (c) ENFORCEABILITY OF OBLIGATIONS. This Agreement and the other agreements contemplated hereunder constitute valid and binding obligations of Seller enforceable against it in accordance with the terms hereof and thereof.

                      (d) COMPLIANCE WITH LAWS AND AGREEMENTS. The Seller, to its knowledge, has complied with all applicable federal and state laws, rules and regulations. Seller is not prevented by any provisions of any articles, bylaws, contracts, mortgages, indenture or other instrument from selling the Stock as contemplated herein.

                      (e) CONTRACTS TO SELL STOCK. Seller has not entered into any other contract to sell all or any part of the Stock as represented herein.

                      (f) POWER OF ATTORNEY. There is no Power of Attorney outstanding with respect to the Stock.

                      (g) COOPERATION OF SELLER. Seller agrees and represents that it will fully cooperate with Buyer in providing, executing and delivering any other documentation necessary to complete the transactions contemplated by this Agreement.

         7.    REPRESENTATIONS AND WARRANTIES OF BUYER

               A.     Buyer hereby represents and warrants as follows:

                      (a) ORGANIZATION; RIGHT TO PURCHASE. In executing this Agreement to purchase the Stock, Buyer has (and all persons acting on Buyer's behalf) have the requisite power and authority to execute and deliver this Agreement and is acting solely for itself and its investors and for no other person, firm, partnership, corporation, or entity and that no person, firm or corporation (including, without limitation, Buyer), is or may be entitled to a broker's fee, or similar payment from any party hereto, any of Buyer's investors or any other person, firm or corporation for arranging the transactions contemplated herein.

                      (b)     INVESTMENT INTENT. Buyer is acquiring the
Stock for the benefit of its own investors and not with any view to its distribution or transfer to any other person(s), firm, partnership, corporation or entity.

                      (c) FINANCIAL CAPABILITY. Buyer's assets, net worth and financial resources generally are sufficient to permit Buyer to purchase the Stock in accordance with the terms and conditions of this Agreement and is able to bear the economic and other substantial risks associated with its purchase of the Stock including the risk of a total loss of its investment therein; that it has no need for liquidity in this investment; that its overall commitment to investments that are not readily marketable or not disproportionate to its net worth; that its investment in the Stock will not cause such overall commitment to become excessive; and that when received from Seller, the Stock will be "restricted" (as such term is defined within Rule 144 of the Securities Act).

                      (d) NO CONFLICTS. Buyer has no interest, direct or indirect, that would conflict with the business of the Company.

                      (e) COMPLIANCE WITH LAW AND AGREEMENTS. Buyer is not prevented by any federal or state laws, rules and regulations or by any provisions of any articles, by laws, contract, mortgage, indenture or other instrument from purchasing the Stock as contemplated herein.

                      (f)     EVALUATION OF INVESTMENT. Buyer and its
investors have such knowledge and experience in financial and business matters generally, and with respect to the business and other activities of the Company and are capable of evaluating the merits and risks of the investment in the Stock, and Buyer has instituted this transaction and has satisfied itself of the financial and business condition of the Company and is not making this purchase of Stock based upon any representations of Seller other than the representations contained in Paragraph 6 herein. In connection with the financial and business condition of the Company as of the date hereof, Seller has provided Buyer with and Buyer acknowledges receipt of all information relating to the materially adverse condition of the Company, including but not limited to, (i) the pendency of a writ of execution to be executed against the Company and substantially all of its assets pursuant to an order of the Federal District Court for the Central District of California in satisfaction of a judgment against the Company in favor of California Food & Vending, Inc. ("CFV") in the approximate amount of $440,000, (ii) the outstanding monetary judgment in favor of Samuel Balan of approximately $10,000 pursuant to which a writ of execution against the Company's assets is pending, (iii) the total lack of capital to pay any employee of the Company past due but accrued wages for approximately nine weeks, (iv) unpaid rent and utilities for the Company's executive offices for two months;
(v) unpaid trade debt and other financial obligations; and (vi) payment to Premier Design Ltd. for its share of development costs for the Company's proprietary french fry vending machine.

         8.    APPOINTMENT OF BOARD MEMBER

               Seller agrees to appoint an individual selected by Buyer to serve as a member of the Board of Directors of the Company, which individual shall serve in such capacity until the next annual (or special in lieu of annual) meeting of shareholders at which directors are elected and qualified.

         9.    REVERSE SPLIT OF COMMON STOCK

               Seller agrees that upon completion of all of the transactions contemplated by this Agreement, Seller shall, by and through its Board of Directors, pass a resolution to reverse split (the "Reverse Split") its currently issued and outstanding Common Stock, including the Stock, on a one for twenty basis or at such other ratio as is approved by the Board of Directors. The result of such Reverse Split shall be that the total issued and outstanding number of shares of Common Stock of the Company, including the Stock, shall be no greater than six million (6,000,000) shares. Thereafter, the Board of Directors shall seek to obtain the vote of its shareholders to approve and ratify the Reverse Split as required by applicable law.

        10.    ISSUANCE OF ADDITIONAL SHARES

               A. It is further agreed by Seller that, as a condition for Buyer to purchase the Stock and to help to assure the success and development of the Company and its products, Seller shall issue, after the Reverse Split is effected, one million five hundred thousand (1,500,000) shares of post-Reverse Split Common Stock to Edward C. Kelly, President of the Company ("Kelly"), for past, present and future services rendered to the Company (the "Kelly Shares"), which Kelly Shares shall be issued as consideration for such services, exclusive of any salary, bonus or other compensation in any form received or to be received by Kelly.

               B. After the First Closing, the Second Closing and the Reverse Split, the Company shall issue an additional 250,000 shares of post-Reverse Split Common Stock to Buyer (the "Additional Stock").

               C. In addition to the Shares and the issuance of the Additional Stock, it is further agreed by Buyer that, upon the effective date of the Reverse Split, Buyer shall purchase that number of shares of Reverse Split Common Stock as shall be equal to $1,000,000 at a purchase price determined at 65% of the average of the bid and asked price of the Common Stock on the effective date of the Reverse Split.

               D. It is understood and agreed by Buyer, Seller and Kelly that the Additional Stock and the Kelly Shares will be restricted in accordance with the Rule 144 of the Securities Act. Such Additional Stock and Kelly Shares shall also be included in the Registration Statement to be filed with the SEC in accordance with Paragraph 1.B.herein. It is further understood, and agreed to by Buyer and Kelly that such Additional Stock and Kelly Shares shall be subject to the same 60 day Lock-Up period as the Stock as set forth in Paragraph 1.B. herein.

        11.    ISSUANCE OF POST-REVERSE SPLIT WARRANTS

               Seller agrees to issue to each of Buyer and Kelly warrants (the "Anti-Dilution Warrants") to purchase THE LESSER OF (i) 5,000,000 shares of restricted Common Stock or (ii) such amount of shares of Common Stock which will insure, in either event, that each of Buyer and Kelly shall maintain ownership of no less than twenty-five percent (25%) of the issued and outstanding Common Stock of the Company at any time, exercisable for a period of three (3) years commencing May 29, 1996 and ending May 29,

1999 at an exercise price per share equal to the average of the bid and asked price per share on the effective date of the Reverse Split. Such Anti-Dilution Warrants shall provide for usual and customary anti-dilution rights for each of Buyer and Kelly to maintain their respective 25% ownership interest in the Company's issued and outstanding Reverse Split Common Stock upon exercise thereof.

        THESE WARRANTS WILL BE REGISTERED.                 /S/ EDWARD C. KELLY
                                                          ----------------------
                                                           /S/ ERIC WHETSTONE
                                                          ----------------------
                                                           4/30/96
                                                          ----------------------

        12.    INDEMNIFICATION.

               A. INDEMNIFICATION OF SELLER BY BUYER. Buyer shall indemnify and hold harmless Seller and its agents, officers, directors, employees, attorneys, accountants and shareholders from and against any and all damages, claims, liabilities, losses, costs and expenses whatsoever, including, without limitation, reasonable attorneys' fees incurred by Seller or asserted against Seller as a result of or arising out of (i) any material breach of a representation or warranty, or misrepresentation by or on behalf of Buyer under this Agreement, or the material breach or material nonperformance of any covenant, agreement or obligation to be performed by Buyer; (ii) any material misrepresentation in, or material omission from, any certificate or instrument executed and delivered or to be executed and delivered by or on behalf of Buyer in connection with this Agreement which cannot be corrected promptly without having a material adverse effect on Seller; (iii) any material claim, judgment, action or proceeding asserted against Seller with respect to any obligations or liabilities of Buyer of any type whatsoever, whether now existing or hereafter arising or acquired, whether contingent or liquidated, direct or indirect, occurring on or prior to or existing on the date hereof, including, without limitation, any obligations or liabilities of Buyer pertaining to claims asserted against Buyer by reason of the failure of Buyer to satisfy any obligations.

               B. INDEMNIFICATION OF BUYER BY SELLER. Seller shall indemnify and hold harmless Buyer from and against any and all damages, claims, liabilities, losses, costs and expenses whatsoever including, without limitation, reasonable attorneys' fees incurred by Buyer or asserted against Buyer as a result of or arising out of (i) any material breach of a representation or warranty, or misrepresentation by or on behalf of Seller under this Agreement, or the material breach or material non-performance of any covenant or obligation to be performed by Seller pursuant to this Agreement; or (ii) any material misrepresentation in, or material omission from any certificate or instrument executed and delivered or to be executed and delivered by or on behalf of Seller pursuant to this Agreement which cannot be corrected promptly without having a material adverse effect on Buyer.

        13.    GENERAL.

               A. EXPENSES. All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

               B. ENTIRE AGREEMENT. This Agreement, together with the agreements and other documents to be delivered pursuant hereto, constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification or waiver or termination of this Agreement shall be deemed or shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

               C. APPLICABLE LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Pennsylvania, without giving effect to principles of conflict of laws. The parties hereto expressly submit themselves to, and agree that all actions arising out of this Agreement shall occur solely in the venue and jurisdiction of the state and federal courts encompassing Montgomery County, Pennsylvania.

               D. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein invalid, inoperative or unenforceable to the extent that any such other provisions themselves actually conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

               E. ACTIONS TO ENFORCE AGREEMENT. If any party hereto shall fail to perform any covenant or condition hereof or shall otherwise be in breach of this Agreement, such party shall pay to the non-defaulting party or parties its/their reasonable attorneys' fees and costs incurred as a result of its/their efforts to enforce this Agreement (whether or not litigation is commenced, at trial and appellate levels).

               F. RULE OF CONSTRUCTION THAT AMBIGUITIES ARE TO BE CONSTRUED AGAINST THE DRAFTER NOT APPLICABLE. The parties to this Agreement acknowledge that they have each carefully read and reviewed this Agreement with their respective counsel, and therefore agree that the rule of construction that ambiguities shall be construed against the drafter of the document shall not be applicable.

               G. NOTICES. Any and all notices required to be given hereunder or other communications to or from the parties hereto shall be in writing and be sent by hand-delivery, by nationally recognized overnight delivery service or by certified mail, postage prepaid, return receipt requested, to the parties as follows:

        If to Buyer:          Whetstone Ventures Corporation, Inc.
                              11 Waterfront Estates
                              Estates Drive
                              Lancaster, PA 17602
                              Attention: Eric Whetstone, President

        with a copy to:       ________________________

                              ________________________

                              ________________________

                              ________________________


        If to Seller:         Tasty Fries, Inc.
                              650 Sentry Parkway
                              Suite One
                              Blue Bell, PA 19422
                              Attention: Edward C. Kelly, President

        with a copy to:       Kipnis Tescher Lippman Valinsky & Kain
                              One Financial Plaza, Suite 2308
                              Fort Lauderdale, FL 33394
                              Attention:  Michelle Kramish Kain, Esq.
or such other address as the parties may direct by notice given in accordance herewith. All notices shall be deemed given on the date received or the date noted on the return receipt or delivery receipt as the date when delivery was refused.

               H. ASSIGNMENT. This Agreement may not be assigned by any party hereto without the express written consent of the other parties.

               I. FURTHER ASSURANCES. The parties hereto, with reasonable diligence, shall do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated hereby, and each party hereto shall provide such further documents or instruments required by any other party hereto as may be reasonably necessary or desirable to effect the purpose of this Agreement and to carry out its provisions, whether before or after the First Closing and the Second Closing.

               J. REMEDIES. Nothing contained in this Agreement is intended to or shall be construed to limit the remedies which any party hereto may have against the other parties hereto in the event of a default by such party with respect to their obligations hereunder or in the event of a breach by such party of any representation, warranty or agreement made in or pursuant to this Agreement, it being intended that any and all remedies shall be cumulative and non-exclusive.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement which is effective as of April 30, 1996.

                                     TASTY FRIES, INC.


________________________             By: /S/ EDWARD C. KELLY
        Witness                      -------------------------------------------
                                     Edward C. Kelly, President


                                     WHETSTONE VENTURES CORPORATION, INC.


________________________             By: /S/ L. ERIC WHETSTONE
        Witness                      -------------------------------------------
                                     Eric Whetstone, President


                                     AS TO PARAGRAPHS 10 AND 11:


________________________             /S/ EDWARD C. KELLY
        Witness                      -------------------------------------------
                                     Edward C. Kelly, Individually

                             SUBSCRIPTION AGREEMENT

Tasty Fries, Inc.
650 Sentry Parkway, Suite One
Blue Bell, PA 19422

Gentlemen:

        The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the "Offer") to an aggregate of 25,000,000 shares plus additional shares as set forth below in 1.(A) of the restricted common stock (the "Common Stock" or the "Shares") of Tasty Fries, Inc. (the "Company").

         1.    SUBSCRIPTION.

               (A) Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase (i) an aggregate of 25,000,000 Shares for an aggregate purchase price of $1,250,000 payable in two installments, the first of which is $500,000.00 for 10,000,000 Shares and the second is $750,000.00 for 15,000,000 Shares, to be paid by bank check or wire transfer to the Company's account on each of the First and Second Closing, respectively, as defined and described in that certain Stock Purchase Agreement dated April 30, 1996 (the "Stock Purchase Agreement"), of which this Subscription Agreement forms a part, and (ii) an additional purchase for $1,000,000 of that number of Shares which, after the Reverse Split (as defined in the Stock Purchase Agreement), shall be determined by multiplying the $1,000,000 purchase price by 65% of the average bid and asked price of the Common Stock of the Company on the effective date of the Reverse Split approved by a majority of the Company's shares of common stock then outstanding.

         2.    CONDITIONS TO OFFER.

               The offering is made subject to the following conditions:

               (A) The undersigned is an accredited investor as defined in the rules promulgated under the Securities Act of 1933, as amended (the "Act").

               (B) That the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a Common Stock shareholder in the Company.

               Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

         3.    REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED.

               The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

               (A) The information provided by the undersigned is true and correct.

               (B) The undersigned is over the age of 21 years and resides at the address set forth below.

               (C) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

               (D) The undersigned has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Shares being offered on the terms and conditions set forth herein. The undersigned has consulted with such independent legal counsel or other advisers considered appropriate to assist the undersigned in evaluating his proposed investment in the Company. In particular, and not in limitation of the foregoing, the undersigned has taken full cognizance of and understands:

                       (i) the nature and business of the Company and has had access to information with respect to the Company, inclusive of its (a) Form 10-KSB for the fiscal year ended January 31, 1995; (b) Form 10-QSB for the fiscal quarters ended April 30, 1995, July 31, 1995 and September 30, 1995 (c) Form 8-K dated February 27, 1995 and February 25, 1996, and to such other information as has been requested by the undersigned including information relating to the Company's severe financial condition as of the date hereof;

                       (ii) that there are substantial risk factors to be considered in connection with an investment in the Company, including but not limited to all risks disclosed in the documents described in 3(D)(i) herein;

                       (iii) that the Shares are a speculative investment which involve a high degree of risk of loss of an investor's entire investment in the Company; and

                       (iv) that there are substantial restrictions on the transferability of the Shares and the Shares are not registered under the Act; while there is presently a public market for the Company's Common Stock, no assurances are given that a public market will be maintained in the future; accordingly, the undersigned may have to hold the Shares indefinitely and it may not be possible for an investor to liquidate his investment in the Company.

               (E) The undersigned represents that it:

                       (i) has adequate means of providing for its current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Company;

                       (ii) can afford (a) to hold unregistered securities for an indefinite period of time and (b) sustain a complete loss of the entire amount of the subscription;

                       (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive; and

                       (iv) confirms that there has been no material adverse change in the informa-tion, financial and other, previously given to the Company in order to induce the Company to send this form of Subscription Agreement to the undersigned.

               (F) The undersigned has:

                       (i) been furnished with such information in connection with this transaction as has been requested, including the documentation listed in 3(D)(i) above; and

                       (ii) been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of the transaction that is the subject of this offer and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed itself of such opportunity to the extent it considers appropriate in order to permit it to evaluate the merits and risks of an investment in the Company.

                       It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the undersigned's attorney and/or advisors and the undersigned, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

               (G) The undersigned acknowledges that the Shares being subscribed for hereunder have not been registered under the Act in reliance on an exemption for private offerings, that the Company has agreed to register the Shares in accordance with the terms and conditions of the Stock Purchase Agreement, and further understands that it is purchasing the Shares without being furnished any offering literature or prospectus except as provided in 3(D)(i) hereof.

               (H) The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

               (I) The Shares being subscribed for are being acquired solely for the account of the undersigned for investment and not with a view to, or for resale in connection with, any illegal distribution. By such representation, the undersigned means that no other person has a beneficial interest in the Shares subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith.

                   The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (I) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

        4.     RIGHT OF WITHDRAWAL FOR PENNSYLVANIA INVESTORS.

               SECTION 207(M). "EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(D), DIRECTLY FROM THE ISSUER OR AFFILIATE OF THE ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON WITHIN 2 BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE, OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT OF PURCHASE, WITHIN 2 BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED."

         5.    AGREEMENT OF PENNSYLVANIA INVESTORS NOT TO SELL.

               The undersigned Pennsylvania investor hereby acknowledges and agrees that as a condition of the availability of the exemption in Section 203(d) of the Act, he/she/it will not sell the securities purchased hereby within 12 months after the date of purchase, except in accordance with Regulation 204.001.

         6.    NO WAIVER.

               Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

         7.    MISCELLANEOUS.

               (A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to the Company at Tasty Fries, Inc., 650 Sentry Parkway, Suite One, Blue Bell, PA 19422 Attention: Edward C. Kelly, President.

               (B) This Subscription Agreement together with all exhibits and amendments thereto constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

               (C) The provisions of this Subscription Agreement shall survive the closing hereunder.

         8.    CERTIFICATION.

               The undersigned certifies that it has read this entire Subscription Agreement and that every statement on its part made and set forth herein is true and complete.

        IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

                         WHETSTONE VENTURES CORP., INC.

The Shares                              ERIC WHETSTONE
are to be                           -------------------------------------------
issued in                           Print Name of Investor(s)
(check ONE box):




                                        /S/ L. ERIC WHETSTONE
                                     -------------------------------------------
____    individual name              Signature of Investor

____    joint tenants                -------------------------------------------
        with rights of               Signature of Investor
        survivorship

____    tenants in the                      Address:
        entirety

_X__    corporation                    11-WATERFRONT ESTATES DR.
        (an officer                  -------------------------------------------
        must sign)                        Number and Street


                                     LANCASTER
                                     -------------------------------------------
                                     City

____    partnership
        (all general                   PA.                17602
        partners must sign)          -------------------------------------------
                                     State                       Zip

Accepted as of the 30 day
of April, 1996

Tasty Fries, Inc.,
a Nevada corporation

By:   /S/ EDWARD C. KELLY
    ---------------------------
    Edward C. Kelly, President